SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported)December 6, 2000

                             ICTS INTERNATIONAL NV
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             (Exact name of registrant as specified in its charter)


                        The Netherlands
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         (State or Other Jurisdiction of Incorporation)

    0-28542                            00-0000000
-------------------------        -------------------------------
(Commission File Number)          (I.R.S. Employer Identification No.)


Biesbosch 225, 1181 JC AMstelveen, The Netherlands
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(Addresses of principal executive offices)      (Zip Code)

011-31-20-347-1077
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(Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

On September 17, 2001, released the press release attached hereto as Exhibit A.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ICTS INTERNATIONAL NV
                                      --------------------------------
                                            (Registrant)



By:  /s/ M. Albert Nissim
   -----------------------------------
    M. Albert Nissim, Secretary



DATED:  September 17, 2001